UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 31, 2006
CRAWFORD & COMPANY
(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

5620 Glenridge Drive, N.E., Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
          On August 30, 2006, the Company entered into a strategic alliance with MJM Investigations, Inc. of Raleigh, North Carolina. As part of this strategic alliance, the Company is selling all of the operating assets of its wholly owned subsidiary, Crawford Investigation Services, Inc., to MJM Investigations, Inc. On August 31, 2006, the Company issued a press release relating to the divestiture and strategic alliance. A copy of the press release is being filed as an exhibit to this current report

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release dated August 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
By:	/s/ R. Eric Powers, III
R. Eric Powers, III
Assistant Corporate Secretary

Dated: August 31, 2006